UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 2, 2018

Commission File Number: 001-36568

HEALTHEQUITY, INC.

Delaware	7389	52-2383166
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

15 West Scenic Pointe Drive
Suite 100
Draper, Utah 84020
(801) 727-1000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modifications to Rights of Security Holders.
On July 2, 2018, HealthEquity, Inc., a Delaware corporation (the “Company”), filed its second amended and restated certificate of incorporation with the Secretary of State of the State of Delaware, which amendments were previously approved by the stockholders of the Company at its annual meeting held on June 21, 2018. In addition, the second amended and restated by-laws, which were also approved by the stockholders of the Company at such 2018 annual meeting, became effective upon the filing of the second amended and restated certificate of incorporation.
The second amended and restated certificate of incorporation and second amended and restated by-laws:
(i) eliminated the supermajority voting provisions in place under the Company’s previous certificate of incorporation and by-laws, which had required an affirmative vote of the holders of at least 66 2/3% of the voting power of all then-outstanding shares of the Company’s common stock to amend any provisions of the Company’s by-laws and certain provisions of its certificate of incorporation; and
(ii) provide that, subject to satisfying certain conditions, stockholders of the Company holding 25% or more of the Company’s common stock may call a special meeting of stockholders of the Company.
The second amended and restated by-laws also provide a majority voting standard for director nominees in an uncontested election, rather than the previous plurality standard. This majority voting standard does not apply to vacancies on the board of directors (including a vacancy resulting from an increase in the number of directors) filled by a vote of the board of directors. In addition, in a contested election, where the number of nominees exceeds the number of directors to be elected, a plurality voting standard continues to apply.
The foregoing summaries of the second amended and restated certificate of incorporation and second amended and restated by-laws are qualified in their entirety by reference to the full text of each, which are filed as Exhibits 3.1 and 3.2 respectively to this Current Report on Form 8-K and are incorporated into this filing by reference.
Exhibit No.    Description

3.1	Second Amended and Restated Certificate of Incorporation of the Company.
3.2	Second Amended and Restated By-Laws of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHEQUITY, INC.

Date: July 6, 2018	By:	/s/ Darcy Mott
	Name:	Darcy Mott
	Title:	Executive Vice President and Chief Financial Officer